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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

            We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 28, 2002 relating to the financial statements and financial statement schedule, which appears in the Annual Report on Form 10-K of SpeechWorks International, Inc. for the year ended December 31, 2001.

/s/ PRICEWATERHOUSECOOPERS LLP


Boston, Massachusetts
October 25, 2002